Exhibit 10.1

Kern, Suslow Securities, Inc.

50 Broad Street, Suite 1600

New York, New York 10004

November 7, 2007

Presto Food & Beverage, Inc.

410 Park Avenue, 15th Floor

New York, NY 10022

Attention: Mr. Fernando O. Leonzo

Re:

Private Placement Offering

Ladies and Gentlemen:

This Placement Agency Agreement (the “Agreement”) confirms the retention by Presto Food & Beverage, Inc., a New York corporation (the “Company”), of Kerns, Suslow Securities, Inc (the “Placement Agent”), to act as the exclusive placement agent on a “best efforts” basis in connection with the private placement (the “Placement” or the “Offering”) of up to $1,500,000 in principal face amount of convertible promissory notes of the Company on the terms set forth below.

1.

TERMS OF THE PLACEMENT

(a)

The securities of the Company which are the subject of the Placement shall consist of up to an aggregate of $1,500,000 principal face amount of convertible promissory notes of the Company (the “Notes”).  In addition, investors (the “Investors”) will be issued common stock purchase warrants to purchase shares of the Company’s common stock (the “Warrants”) equal to fifty percent (50%) of the principal face amount of the Notes purchased by such Investors.  The Notes and the Warrants to be offered and sold are sometimes referred to collectively herein as the “Securities.”

(b)

The Placement shall commence on the date hereof and shall expire on December 31, 2007; provided, however, that the Company may extend the offering period, in its sole discretion for up to sixty (60) days (the “Placement Period”).  The minimum subscription amount per Investor shall be $100,000, although a lesser amount may be accepted by the Company in its sole discretion.

(d)

Subject to the conditions set forth in Section 9 hereof,  a closing under this Agreement (the “Initial Closing”) shall be held at the offices of the Placement Agent, or such other place as the parties may agree, as soon as practicable (but not later than five (5) business days) following the date upon which the Placement Agent and the Company confirm in writing to each other that subscriptions have been accepted and funds are available for disbursement or at such other place, time, or date as the Company and the Placement Agent shall agree upon.  The date upon which the Initial Closing is held shall hereinafter be referred to as the “Initial Closing Date.”

(e)

At any time prior to the expiration of the Placement Period following the Initial Closing and after receipt and acceptance by the Company of subscriptions for the sale of additional Securities (“Interim Closing Amount”) and until all Securities offered hereunder are sold, one or more closings (each an “Interim Closing”) shall take place in the manner herein set forth.  The final Interim Closing to be held in accordance herewith shall be deemed the “Final Closing” and the date thereof shall be the “Final Closing Date”.  References herein to a “Closing” shall mean the Initial Closing, any Interim Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a “Closing Date.” The date of the Final Closing is sometimes referred to as the “Termination Date.”

(f)

  The offer and sale of the Securities will not be registered under the Securities Act of 1933, as amended, or any applicable successor statute (the “Securities Act”), but will be issued in reliance on the private offering exemption available under Section 4(2) of the Securities Act and the Rules and Regulations (as defined below) promulgated thereunder, including Regulation D (“Regulation D”).  The Company reserves the right in its reasonable discretion to accept or reject any or all subscriptions for Securities in whole or in part.  Any subscription monies received by the Placement Agent from Investors will be handled in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not the Placement Agent is subject to the Exchange Act, and as otherwise may be prescribed by the terms of the Plan (as defined below).  As used herein, the term “Rules and Regulations” means the applicable rules and regulations promulgated under the Securities Act and the Exchange Act.

(g)

During the Placement Period, all subscription funds received shall be held by Steinber, Fineo, Berger & Fischoff P.C. (the “Escrow Agent”) in a non-interest bearing escrow account pursuant to the terms of a written escrow agreement to be executed by and among the Company, the Escrow Agent and the Placement Agent.  The Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Documents (as defined in Section 2 below) or the authenticity, sufficiency or validity of any check delivered by any prospective Investor in payment for the Securities, nor shall the Placement Agent incur any liability with respect to any such verification or failure to verify.  All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the Escrow Agent. In the event that a subscription is rejected, all subscription funds so rejected shall be returned without interest or deduction to the Investor.

2.

BUSINESS PLAN AND RELATED MATTERS

(a)

The Company has prepared a Business Plan, dated as of 2006, relating to the Company and the Placement (such Plan, together with the exhibits and attachments thereto or available thereunder and any amendments or supplements thereto prepared and furnished by the Company including the Supplement thereto dated November 6 , 2007, being referred to herein as the “Plan”), which Plan, among other things, describes the Placement, the terms of the Securities, the operations and management of the Company and investment risks relating thereto.

(b)

The Company has been and will continue to be responsible for preparing and filing required documentation, if any, with the authorities in the United States or any state located therein (and subsequent to, if required by the laws of any such jurisdiction) in connection with the distribution of the Plan to prospective Investors (the parties acknowledging, however, that the Placement of the Securities is intended and expected to be wholly or partially exempt from filing requirements in the United States by reason of Regulation D and similar “blue sky” exemptions.  The Company shall cooperate with counsel to the Placement Agent with respect to the preparation and filing of any required “blue sky” filings.

(c)

The Placement Agent and its counsel and the Company and its counsel have or will jointly prepare a form of subscription agreement (the “Subscription Agreement”), form of registration rights agreement (“the “Registration Rights Agreement”) and a form of confidential purchaser questionnaire (collectively with the Subscription Agreement, the Registration Rights Agreement, the form of purchaser questionnaire and any other stock purchase or other documents required in connection with the Placement, the “Subscription Documents”), which Subscription Documents shall contain such representations, warranties, conditions and covenants as are customary in private placements of corporate debt and equity securities with United States investors that qualify as accredited investors, as defined in Rule 501(a) under Regulation D (“Accredited Investors”).  The Placement Agent and its counsel have had or will have a sufficient opportunity, in their discretion, to review the final form of the Plan and Subscription Documents prior to the distribution thereof to prospective Investors, and the Plan and the Subscription Documents will be the only offering documents (other than cover letters which may be used by the Placement Agent, and any documents made available to Investors in accordance with the terms of the Plan) shown to prospective Investors. The Plan and the Subscription Documents are sometimes referred to collectively as the “Company Documents”).

(d)

The Placement will be made in accordance with the requirements of Section 4(2) under the Securities Act and/or Rule 506 of Regulation D only to Accredited Investors, purchasing for their own account for investment purposes only and not for distribution in violation of securities laws.  Furthermore, prospective Investors will have been provided the Company Documents and access to the management of the Company and afforded the opportunity to ask questions regarding the Company and the Placement.

(e)

The Company recognizes, agrees and confirms that the Placement Agent (or any selling agent permitted to be utilized by the Placement Agrement under Section 3(a) hereof): (i) will use and rely primarily on the information contained in the Company Documents and on information available from generally recognized public sources, if any,  in performing the services contemplated by this Agreement without having independently verified the same; (ii) is authorized, as the Company’s exclusive placement agent in connection with the Placement, to transmit to any prospective Investor a copy or copies of the Company Documents and any other documentation supplied to the Placement Agent for transmission to any prospective Investor by or on behalf of the Company or by any of the Company’s officers, representatives or agents, in connection with the performance of the Placement Agent’s services hereunder or any transaction contemplated hereby; (iii) does not assume responsibility for the accuracy or completeness of any information contained in the Company Documents or any such other information; (iv) will not make an appraisal of the Company or any assets of the Company or the Securities being offered by the Company in the Placement; and (v) retains the right to continue to perform due diligence of the Company during the course of the Company’s engagement of the Placement Agent.

(f)

The Company acknowledges and agrees that: (i) the sale and issuance of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the  Company and the Placement Agent; (ii) in connection therewith and with the process leading to the Offering, the Placement Agent is providing services hereunder as an independent contractor and not in any fiduciary or agency capacity; (iii) neither the Placement Agent nor any selling agent has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Securities; and (iv) the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering.

3.

TERMS OF RETENTION OF PLACEMENT AGENT

(a)

The Company hereby employs the Placement Agent as its exclusive placement agent in the United States for the purpose of placing the Securities for the account and risk of the Company.    Subject to the provisions of Section 5 hereof and to the performance by the Company of all of its obligations to be performed hereunder, the Placement Agent agrees to use its best efforts to assist in arranging for sales of Securities.  The Company, in its sole discretion, shall have the right to reject any investor introduced to it by the Placement Agent. The Company recognizes that “best efforts” does not assure that the Placement will be consummated.  It is understood and agreed that this Agreement does not create any partnership, joint venture or other similar relationship between or among the Placement Agent and the Company, and that the Placement Agent is acting only as a sales agent.

(b)

For the services of the Placement Agent hereunder, the Company will pay or caused to be paid to the Placement Agent the following fees:

(i)

a cash fee equal to ten percent (10%) of the aggregate gross proceeds (prior to the payment of expenses) received by the Company in the Placement (to be paid simultaneously with each applicable Closing);

(ii)

warrants (“Placement Agent Warrants”) to purchase a number of shares of common stock, par value $.001 per share (the “Common Stock”), of the Company equal to 10% of the aggregate gross proceeds received by the Company in the Placement.  The Placement Agent Warrants shall (i) be issued at the each Closing; (ii) be issuable to the Placement Agent or its authorized designees as requested by the Placement Agent; (iii) have an exercise period of three (3) years from the date of issue; (iv) have an exercise price equal to $0.31 per share; (v) have provisions for cashless exercise only in the event that the Company does not have an effective registration statement covering the shares of common stock underlying the Placement Agent Warrants; and (vi) provide customary anti-dilution and registration rights on the same terms as granted to the Investors.

Notwithstanding any termination of this Agreement pursuant to the terms hereof or otherwise, if on or before the (i) twenty four (24) month anniversary of the Final Closing Date, or (b) the six (6) month period following the termination of the Offering in the event that no Closing occurs prior to such termination, the Company consummates the sale of its debt or equity or equity linked securities: with any financing source to whom the Company was introduced by the Placement Agent or who was contacted by Placement Agent in connection with its services for the Company hereunder, the Company shall pay to the Placement Agent, at the closing of any such offering or financing, the fees described in, and in accordance with the terms and provisions of, Section 3(b) above. All investors introduced by the Placement Agent during the Term shall be set forth on Schedule A annexed hereto and made a part hereof.  Subsequent to the date of this Agreement and immediately upon the Placement Agent’s introduction of an Investor to the Company, the Placement Agent shall amend Schedule A to include each additional Investor and deliver such amended Schedule A to the Company within ten (10) days of such introduction.

(c)

In addition to the foregoing, the Company hereby grants to the Placement Agent the exclusive right of first refusal to manage any private or public offering of debt or equity or equity linked securities of the Company (a “Future Offering”) for a period of twenty four (24) months from the Final Closing Date.  At any time during such 24-month period that the Company contemplates conducting a Future Offering, the Company shall deliver to the Placement Agent a written notice (the “Notice”) stating its intention to conduct the Future Offering, the material terms and conditions of the thereof, including the amount to be raised and the type of security to be issued (the “Offer Terms”) and an offer to the Placement Agent to manage the Future Offering.  At any time within ten (10) days after receipt of the Notice, the Placement Agent may, by giving written notice to the Company, elect to accept the Company’s offer to manage the Future Offering.  The failure of the Placement Agent to give such acceptance notice within such ten (10) day period will be deemed a rejection of the offer solely with respect to the applicable Future Offering.  Subject to the provisions of Section 3(d) hereof, if applicable, the terms of any Future Offering managed by the Placement Agent (including the fees payable to the Placement Agent in connection therewith) shall be the same as those of a bona fide offer received by the Company.

(d)

The Company will pay or cause to be paid to the Placement Agent, within ten (10) days after written request thereof, all out-of-pocket expenses incurred by the Placement Agent in connection with the Offering in an amount not to exceed $10,000 for travel expenses and $10,000 for legal expenses.

(e)

In addition to the payment of the fees set forth in Section 3 (b) above, the Company shall deliver to the Placement Agent, as compensation for its prior assistance in the offer and sale of  the Company’s Securities, at the Initial Closing a cash fee equal to $25,000 and certificates representing 96,150 shares of Common Stock.

4.

PAYMENT BY COMPANY OF EXPENSES

The Company will pay for or promptly reimburse to the Placement Agent, as the case may be, and whether or not any Securities are sold in connection with the Placement, all expenses of the Company relating to the Placement, without limitation: (i) the preparation, printing and reproduction and mailing of the Company Documents and all other documents relating to the Placement, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company, and the cost of all copies thereof; (ii) the securing of an exemption therefrom under state of foreign “blue sky” or securities laws, including, without limitation, filing fees payable in the jurisdictions in which an exemption is sought and the fees and disbursements of counsel to the Placement Agent in connection with such “blue sky” matters; (iii) the filing fees, if any, payable to the applicable securities regulatory authorities; (iv) registrar and transfer agent fees, if any, and (v) any bank escrow fees.

5.

TERMINATION OF PLACEMENT

(a)

The Placement may be terminated by the Placement Agent at anytime if:

(i)

in the  reasonable opinion of the Placement Agent, the Plan contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, and the Company shall not have corrected such untrue statement or omission to the reasonable satisfaction of the Placement Agent and its counsel within ten (10) days after the Company receives notice of such untrue statement or omission, provided that notwithstanding such ten (10) day period, the Initial Closing or, as the case may be, any Subsequent Closing shall not occur hereunder until the Placement Agent shall notify the Company that it is satisfied, in its reasonable determination, that the Company has taken such steps (including circulating amended offering materials and afforded prospective Investors a reasonable opportunity to review such amendments) to allow the Closing to occur; or

(ii)

the Company shall be in material breach of any  representation, warranty, agreement or covenant made by it in this Agreement, any Subscription Document or any other document relating to the Placement and, in the case of a covenant, the Company has not  cured any such breach after the expiration of ten (10) business days written notice by the Placement Agent; or

(iii)

      any calamitous domestic or international event or act or occurrence has taken place and, in the Placement Agent’s reasonable opinion, has or will materially disrupt general securities markets in the United States in the immediate future; or (B) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the National Association of Securities Dealers, Inc. (“NASD”) or by order of the Securities and Exchange Commission (“SEC”) or any other government authority having jurisdiction; or (C) if the United States shall have become involved in a war, major hostilities or the like; or (D) if a banking moratorium has been declared by a New York State or federal authority; or (E) if the Company shall have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; or (E) if there shall have been such material adverse change in the conditions or prospects of the Company, involving a change not contemplated by the Plan; or (F) if there shall have been such material adverse general market conditions as in the Placement Agent’s reasonable judgment would make it inadvisable to proceed with the Placement or the sale or delivery of the Securities The Placement may be terminated by the Company upon ten (10) days written notice to the Placement Agent of a material breach of a representation or covenant contained in this Agreement by the Placement Agent which breach is not curable by the Placement Agent within such five (5) day period.

(b)

     The Placement may be terminated by either party hereto twenty days after written notice of termination is sent to the other party; provided , however that no such notice may be given by the Company prior to November 30, 2007.

(c)

      The obligation set forth in Sections 3, 4 and 10 shall survive the termination of the Placement and in the event of such termination, the Placement Agent shall be paid in full on all items of compensation and expenses payable to the  Placement Agent pursuant hereto..

6.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company represents and warrants to the Placement Agent, as of the date hereof, the Initial Closing Date and each Interim Closing Date, that

(a)

The Company has been validly formed and is legally existing as a corporation in good standing under the laws of the State of  New York, with full corporate power and authority to conduct its business as currently conducted, and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).  As of the date hereof, the Company does not have, directly or indirectly, any subsidiaries other than as disclosed in the Plan (collectively, the “Subsidiaries”).  Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect.

(b)

Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.  All of the issued and outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a “Lien”), and has been duly authorized and validly issued, and is non-assessable.

(c)

The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, par value $0.001 per share (the “Shares”).   As of the date hereof and as of the Initial Closing Date, 16,394,440 shares of Common Stock are issued and outstanding and no other shares of capital stock of the Company are or will be issued and outstanding (other than the Securities to be issued in the Placement or), and all such shares of capital stock  are, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. The shares underlying the Warrants and the Notes have been duly reserved, and when issued in accordance with the terms of the Placement, will be validly issued, fully paid and nonassessable and not subject to preemptive or any other similar rights and no personal liability will attach to the ownership thereof.  There are no outstanding options, warrants and other convertible securities of the Company.  Except as provided on Schedule 6(c), neither the Company nor any Subsidiary is a party to an agreement, instrument or understanding which calls for, and no securities of the Company or any Subsidiary contain provisions relating to, the resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary. Except as provided on Schedule 6(c), the issuance of the Securities or the consummation of the Placement will not trigger any resetting or repricing of any debt or equity security instrument of the Company or any Subsidiary.

(d)

Neither the Plan nor the Subscription Documents contain any untrue statement of a material fact, and neither will omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except that the Company shall have no liability for any information provided to the Company in writing by, and relating to, the Placement Agent, for use in and used in the Plan.  It is acknowledged by the parties that the Plan was prepared over a year  ago and that certain of the information contained therein is dated.  If, at any time before the Placement is completed or terminated or before all subscriptions are accepted by the Company, there should be any change which would cause the Company Documents not to comply with this Section 6(d), the Company will promptly advise the Placement Agent thereof and furnish the Placement Agent with, for distribution to Investors, after prior review and approval by the Placement Agent and its counsel (such approval not to be unreasonably withheld), such copies of such supplements or amendments to the Plan and the Subscription Documents as will cause the Plan and the Subscription Documents, as so supplemented or amended, to comply with this Section 6(d), and will authorize the Placement Agent to make to Investors, if: (i) deemed necessary by counsel to the Placement Agent and approved by the Placement Agent, or (ii) if deemed necessary by counsel to the Company, an offer of rescission.

(e)

Neither the Company nor any Subsidiary is in: (i) violation of its certificate or articles of incorporation, by-laws or other organizational documents, (ii) default under, and no event has occurred which, with notice or lapse of time or both, would constitute a material default under or result in the creation or imposition of any Lien upon any of its property or assets  or (iii) violation in any respect of any law, regulation or order, which violation would have  a material adverse effect on the Company’s business or operations..

(f)

The execution, delivery and performance of this Agreement, all Company  Documents,  the Placement Agent Warrants and all other documents to be entered into by the Company in connection with the Placement, and the consummation of the transactions contemplated hereby and thereby, have been or will be prior to such execution, delivery, performance or consummation, as the case may be, duly and validly authorized by the Company and do not and will not: (i) constitute, or result in, a breach or violation of or a default under the Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries, (ii) any applicable statute, law, ordinance or regulation of any state, territory or other jurisdiction, or (iii) any contract or agreement to which the Company or any of its Subsidiaries is or will be a party or by which the Company, any of its Subsidiaries or any of their respective properties are bound, or any order, judgment or decree.

(g)

This Agreement, the Subscription Documents, the Placement Agent Warrants and all other documents to be entered into by the Company in connection with the Placement have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

(i)

Since December 31, 2005, there has been no material adverse change (or any development involving a prospective material adverse change), whether or not arising from transactions in the ordinary course of business, in or affecting: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and each Subsidiary, taken as a whole.  Since December 31, 2005, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether which are materially adverse to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Plan and the exhibits thereto or incurred in the ordinary course of business.

(j)

The financial statements, including the notes thereto, and the supporting schedules included in the Plan present fairly, in all material respects and as of the dates indicated and for the periods specified the financial position and the cash flows and results of operations of the Company and the Subsidiaries.  Such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.

(k)

To the Company’s knowledge, the statistical, industry-related and market-related data included in the Plan are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(l)

No consent, approval, authorization or order of any court or governmental or regulatory agency or body or any individual or entity is required on the part of the Company or any Subsidiary for the lawful consummation of the transactions contemplated hereby and thereby, except for such consents and approvals with respect to the offer and sale of the Securities.

(m)

Each of the Company and the Subsidiaries has all necessary consents of third parties, including governmental bodies, necessary to conduct their respective businesses as are now being conducted and as disclosed in the Plan, except where the failure to have any such Consent would not have a Material Adverse Effect.  Each such Consent is valid and in full force and effect.

(n)

Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where the failure to so comply does or would not have a Material Adverse Effect.

(o)

Neither the Company nor any of its directors, officers, employees, agents or representatives (“Company Representatives”) has taken or will take any action which has caused or may cause the Placement not to qualify for exemption from the registration requirements of the Securities Act or of United States federal, state or other securities or other laws.  In connection with the Placement, neither the Company nor the Company Representatives shall offer or cause to be offered the Securities by any form of general solicitation or general advertising as defined in Rule 502(c) of Regulation D.  The Company and the Company Representatives have not taken and shall not take any action (except for actions contemplated by the Plan) that would cause the Placement to be integrated with other transactions under Rule 502(a) of Regulation D.  Neither the Company nor, to the Company’s knowledge, any of its Affiliates or Company Representatives has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Plan.

(p)

There are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or to the Company’s knowledge, threatened against or affecting the Company or any of its subsidiaries.

(q)

The Company will not offer the Securities for sale hereunder on the basis of any communications or documents relating to the Placement Agent or the Securities except the Plan and the exhibits thereto and documents described or referred to therein, including the Subscription Documents.

(r)

There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Placement Agent’s compensation.

(s)

The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens.

(t)

The Company and the Subsidiaries maintain insurance in such amounts and covering such risks as are customary for similarly-sized public companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect.  There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its business.

(u)

Each of the Company and the Subsidiaries has properly prepared and timely filed all federal, state, foreign and other tax returns that are required to be filed by it and has paid or made provision for the payment of, except such as may be contested in good faith, all taxes, assessments, governmental or other similar charges  No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’ federal, state, local or foreign taxes is pending or, to the Company’s knowledge, threatened which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.  The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate in all material respects to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business.  There is no tax Lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

(v)

The Company has not offered, or caused the Placement Agent to offer, the Securities to any person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services.

(w)

To the knowledge of the Company after reasonable investigation, during the past five years, none of the current officers or directors of the Company have been:

(i)

The subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

(ii)

Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(iii)

The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

(A)

acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

(B)

engaging in any type of business practice; or

(C)

engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

(iv)

the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days their right to engage in any activity described in paragraph (iii)(A) above, or be associated with persons engaged in any such activity;

(v)

found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

(vi)

found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

(vii)

found by a court or an administrative agency to have or is alleged to have violated any foreign securities laws.

(x)

The Company hereby agrees that the Placement Agent may rely upon, and shall be a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any agreements with investors in the Company Documents.

7.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE

PLACEMENT AGENT

The Placement Agent hereby represents and warrants to, and covenants with, the Company that:

(a)

This Agreement has been duly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding obligation of the Placement Agent, enforceable against it in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors’ rights generally.

(b)

The Placement Agent will cooperate with the Company to ensure that the offering and sale of the Securities will comply with the requirements of the Securities Act, including, without limitation, the general conditions contained in Regulation D and the federal securities laws, and will follow the reasonable advice of the Company with respect to the manner in which to offer and sell the Securities so as to ensure that the offering and sale thereof will comply with the securities laws of any jurisdiction in which Securities are offered by the Placement Agent, and the Placement Agent will not make an offer of Securities in any jurisdiction in which the Company advises it in writing that such offer would be unlawful for the Placement Agent to offer or sell securities.

(c)

The Placement Agent is: (i) a registered broker-dealer under the Exchange Act; (ii) a member in good standing of the NASD; and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be registered as such in order to offer and sell the Securities in such jurisdiction.

(d)

The Placement Agent has not and will not make an offer of Securities (or of any securities, the offering of which may be integrated with the Placement) on the basis of any communications or documents relating to the Company or the Securities except the Plan and the exhibits thereto (including the Subscription Documents), and the cover letters referred to in Section 2 hereof.  Without limiting the generality of the foregoing, the Placement Agent has not and will not make any representation as to any rate of return on investment that an offeree may obtain from the ownership of Common Stock.  The Placement Agent will deliver a copy of the Company Documents to each prospective Investor solicited by it prior to such offeree’s execution of the Subscription Documents or, in the case of amendments or supplements to the Plan (other than those amendments and supplements approved in writing by the Company but designated in writing as not subject to this requirement), prior to such offeree’s execution of an acknowledgment of receipt of such amendment or supplement and reconfirmation of intent to subscribe.

(e)

The Placement Agent has not and will not knowingly make an offer of Securities on behalf of the Company, or of any securities, the offering of which may be integrated with the Placement, by any form of general solicitation or general advertising in violation of Rule 502(c) of Regulation D such as would cause the offering of Securities not to qualify under Section 4(2) of the Securities Act as a transaction exempt from Section 5 thereof.  The Placement Agent has not and will not supply in writing for inclusion in the Plan or any related sales materials any information relating to the Placement Agent containing any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make such information, in light of the circumstances under which it is used, not misleading.

(f)

The Placement Agent will not transmit to the Company any written offer from an offeree to purchase Securities unless, immediately prior thereto, it reasonably believes that:

(i)

the offeree is an Accredited Investor; and

(ii)

the offeree meets all other offeree and/or purchaser suitability standards, if any, required under applicable securities laws and regulations.

(g)

The Placement Agent will periodically notify the Company of the jurisdiction in which the Securities are being offered by it or will be offered by it pursuant to this Agreement, and will periodically notify the Company of the status of the offering conducted pursuant to this Agreement.  Such notices will be provided to the Company so as to enable the Company to timely comply with its filing obligations under applicable federal and state laws.

(h)

The Placement Agent has delivered or caused to be delivered (or will so deliver prior to the applicable closing date) to each prospective Investor the Plan.

8.

ADDITIONAL COVENANTS AND AGREEMENTS OF THE COMPANY

The Company covenants to and agrees with the Placement Agent that it shall:

(a)

Notify the Placement Agent as soon as practicable, and confirm such notice promptly in writing: (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Final Closing Date as a result of which the Plan would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Securities or of an exemption from such registration or qualification in any jurisdiction.  The Company will use its reasonable best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued, to obtain the lifting thereof as promptly as possible.

(b)

Not supplement or amend the Plan unless the Placement Agent and its counsel shall have approved of such supplement or amendment in writing, such approval not to be unreasonably withheld, delayed or conditioned.  If, at any time during the period commencing on the date hereof and ending on the Final Closing Date, any event shall have occurred as a result of which the Plan contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Plan to comply with the Securities Act, Regulation D or any applicable securities or “blue sky” laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance reasonably satisfactory to the Placement Agent and its counsel) which will correct such statement or omission or which will effect such compliance.

(c)

Deliver without charge to the Placement Agent such number of copies of the Plan and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

(d)

Not, directly or indirectly, in connection with the Placement or as otherwise agreed  to in this Agreement, solicit any offer to buy from, or offer to sell to, any person or entity any Securities or other securities of the Company except through the Placement Agent.

(e)

Not solicit any offer to buy or offer to sell Securities by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over the Internet, television or radio or at any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

(f)

At all times during the period commencing on the date hereof and ending on the date of the Final Closing Date, provide to each prospective Investor or his purchaser representative, if any, on reasonable request, such information (in addition to that contained in the Plan) concerning the Placement, the Company, the Securities and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each prospective investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Placement and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such prospective Investor or purchaser representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such prospective Investor or purchaser representative, as the case may be.

(g)

Notify the Placement Agent promptly of the acceptance or rejection of any subscription.

(h)

Cooperate with the Placement Agent’s counsel to file five (5) copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the receipt into escrow of subscription funds.  The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state, province or jurisdiction in which offers and sales are made, including all appropriate “blue sky” filings.  The Company shall cooperate with the Placement Agent’s counsel to ensure compliance with all filings as required under applicable “blue sky” laws and the Placement Agent shall be supplied with copies of all filings made hereunder within 15 days following receipt into escrow of subscription funds. The Company shall provide Placement Agent’s counsel with all filing fees in advance as requested by counsel, which filing fees shall be held in escrow with counsel during the Placement and disbursed as required in connection with the making of required filings.

(i)

Place the following legend on all certificates representing the Securities:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.”

(j)

Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Securities as exempt transactions under the Securities Act or under the securities or “blue sky” laws of any jurisdiction in which the Placement may be made.

(k)

Not, during the period commencing on the date hereof and ending on the Final Closing Date, issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business properties, assets, liabilities or future prospects of the Placement, without the prior written consent of the Placement Agent, which consent will not be unreasonably withheld or delayed.

(l)

Provide Investors with the registration rights as described in the Company  Documents and comply with the terms thereof;

(m)

In addition to the foregoing, to the extent not set forth herein, the Placement Agent may rely on the covenants made by the Company in the Subscription Documents used in connection with the Placement.

9.

CONDITIONS OF THE PLACEMENT AGENT’S OBLIGATIONS

The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent or otherwise at any closing (including, without limitation, all Subscription Documents and all Company Documents), as of the date hereof and as of the Initial Closing Date or the date of any closing subsequent to the Initial Closing Date, to the performance by the Company of its obligations hereunder, and to the following conditions:

(a)

At the Initial Closing and each Subsequent Closing, the Placement Agent shall have received Notes for the amount of the debt sold to the Investors in the Placement, duly executed and made out in the name of such Investors for the amount of the debt purchased and the applicable Warrant with respect to such investment .

(b)

At the Initial Closing and each Subsequent Closing, the Placement Agent shall have received the applicable fees payable to the Placement Agent as described in Sections 3 and 4 hereof.

(c)

At the Initial Closing and each Subsequent Closing, the Placement Agent shall have received the favorable opinion of counsel for the Company, in the form and substance satisfactory to the Placement Agent .

(d)

At the Initial Closing and each Subsequent Closing, the Placement Agent shall have received  a certificate from the Chief  Executive Officer and Chief Financial Officer of the Company to the effect that such persons have reviewed the Plan and, based upon such review, nothing has come to the attention of such officers to cause such officers to believe that the Plan contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading. At each Closing, the Placement Agent shall have received a certificate of the Chief Executive Officer of the Company, dated, as applicable, as of the date of such Closing: (i) to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein were and are accurate, and that, as of the applicable date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

(e)

At each Closing, the Placement Agent shall have received a certificate of the Secretary of the Company, dated, as applicable, as of the date of such Closing, certifying to the charter, by-laws, good standing in their respective states of incorporation and board resolutions relating to the Placement of, as applicable, the Company and the Subsidiaries and with respect to the incumbency of the officers of the Company executing the documentation delivered at such Closing.

(f)

All proceedings taken in connection with the issuance, sale and delivery of the Securities shall be reasonably satisfactory in form and substance to the Placement Agent and its counsel. The parties shall also execute such other certificates and closing documents as are usual and customarily used by the Placement Agent in similar offerings.

(g)

On or prior to or following the Initial Closing Date or the date of any Subsequent Closing, as the case may be, the Placement Agent shall have been furnished with: (i) such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 9 and the representations made in Section 6 and in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, and (ii) such other closing documentation as may be required in order to affect the applicable Closing or as the Placement Agent may otherwise reasonably request.

(h)

Any certificate or other document signed by any officer of the Company and delivered to the Placement Agent and its counsel as required hereunder shall be deemed a representation and warranty by the Company hereunder as to the statements made therein.  If any material condition to the Placement Agent’s obligations hereunder have not been fulfilled as and when required to be so fulfilled, the Placement Agent may terminate this Agreement or, if the Placement Agent so elects, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.  In the event that Placement Agent elects to terminate this Agreement, Placement Agent shall notify the Company of such election in writing.  Upon such termination, neither party shall have any further liability nor obligation to the other except as provided in Section 10 hereof.

(i)

If there is more than one Closing, then at each such Closing there shall be delivered to the Placement Agent updated opinions, certificates or other information described in this Section 9.

10.

INDEMNIFICATION

(a)

The Company agrees to indemnify and hold harmless the Placement Agent, any person who controls the Placement Agent within the meaning of the Securities Act, Section 20(a) of the Exchange Act or any applicable statute, and each partner, director, officer, employee, agent and representative of the Placement Agent and its representatives from and against any loss, damage, expense, liability or claim, or actions or proceedings in respect thereof (including, without limitation, reasonable attorneys’ fees and expenses incurred in investigating, preparing or defending against any litigation commenced, collectively “Damages”) which any such person or entity may incur or which may be made or brought against any such person arising out of or based upon: (i) any material breach of any of the agreements, representations or warranties of the Company contained in or contemplated by this Agreement or the Subscription Documents, including, without limitation, those arising out of or based on any alleged untrue statement of a material fact or omission to state a material fact required to be stated in the Plan or the Subscription Documents or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, except insofar as any loss, damage, expense, liability or claim, or actions or proceedings arises out of or is based upon  any alleged untrue statement of a material fact  contained in information furnished in writing by the Placement Agent; (ii) any violation of any federal or state securities laws attributable to the Placement; or (iii) any violation of law by the Company or any affiliate thereof, or any director, officer, employee, agent or representative of any of them, related to or arising out of the Placement.  This indemnity agreement by, and the agreements, warranties and representations of, the Company shall survive the offer, sale and delivery of the Securities and the termination of this

Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Securities hereunder.

(b)

The Placement Agent agrees to indemnify and hold harmless the Company and its affiliates, any person who controls any of them within the meaning of the Securities Act, Section 20(a) of the Exchange Act or any applicable statute, and each officer, director, employee, agent and representative of the Company or any of its affiliates from and against any Damages which any such person or entity may incur or which may be made or brought against any such person, but only to the extent the same arises out of or is based upon: (i) any breach of any of the agreements, representations or warranties of the Placement Agent contained in this Agreement, or (ii) any untrue statement of a material fact in any information provided to the Company in writing by the Placement Agent, expressly for use in and used in the Plan.  This indemnity agreement by, and the agreements, warranties and representations of, the Placement Agent shall survive the offer, sale and delivery of the Securities and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Securities hereunder.

(c)

If any action is brought against a party (the “Indemnified Party”) in respect of which indemnity may be sought against one or more other parties (the “Indemnifying Party” or “Indemnifying Parties”), the Indemnified Party shall promptly notify the Indemnifying Party or Parties in writing of the institution of such action; provided, however, the failure to give such notice shall not release the Indemnifying Party or Parties from its or their obligation to indemnify the Indemnified Party hereunder except to the extent the Indemnifying Party actually incurs damage by reason of such failure and shall not release the Indemnifying Party or Parties from any other obligations or liabilities to the Indemnified Party in any event.  The Indemnifying Party or Parties may at its or their own expense elect to assume the defense of such action, including the employment of counsel reasonably acceptable to the Indemnified Party; provided, however, that no Indemnifying or Indemnified Party shall consent to the entry of any judgment or enter into any settlement by which the other party is to be bound without the prior written consent of such other party, which consent shall not be unreasonably withheld.  In the event the Indemnifying Party or Parties assume a defense hereunder, the Indemnified Party shall be entitled to retain its own counsel in connection therewith and, except as provided below, shall bear the fees and expenses of any such counsel, and counsel to the Indemnified Party or Parties shall cooperate with such counsel to the Indemnifying Party in connection with such proceeding.  If an Indemnified Party reasonably determines that there are or may be differing or additional defenses available to the Indemnified Party which are not available to the Indemnifying Party, or that there is or may be a conflict between the respective positions of the Indemnifying Party and of the Indemnified Party in conducting the defense of any action, then the Indemnifying Party shall bear the reasonable fees and expenses of any counsel retained by the Indemnified Party in connection with such proceeding; provided that the Indemnifying Party shall not be liable for the expense of more than one separate counsel in any one action.  All references to the Indemnified Party contained in this Section 10(c) include, and extend to and protect with equal effect, any persons who may control the Indemnified Party within the meaning of the Securities Act, Section 20(a) of the Exchange Act or any applicable statute, any successor to the Indemnified Party and each of its partners, officers, directors, employees, agents and representatives.  The indemnity agreements set forth in this Section 10 shall be in addition to any other obligations or liabilities of the Indemnifying Party or Parties hereunder or at common law or otherwise.  Notwithstanding anything herein to the contrary, in no event shall the Placement Agent be obligated to indemnify any person or entity in an amount in excess of the gross consideration received by the Placement Agent for services rendered hereunder.

(d)

Notwithstanding the provisions of Sections 10(a) and 10(b) hereof, no Indemnified Party hereunder shall be entitled to or receive indemnification pursuant to this Agreement if it is determined by a court of competent jurisdiction (not subject to appeal) that the Damages in question were caused primarily by the gross negligence or willful misconduct of such Indemnified Party.

(e)

If recovery is not available under the foregoing indemnification provisions of this Section 10, for any reason other than as specified therein, the party entitled to indemnification by the terms thereof shall be entitled to contribution to losses, damages, liabilities and expenses of the nature contemplated by such indemnification provisions.  In determining the amount of such contribution, there shall be considered the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand from the Placement (which shall be deemed to be the portion of the proceeds of the Placement realized by each party), the parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, the relative culpability of the parties, the relative benefits received by the parties and any other equitable considerations appropriate under the circumstances.  No party shall be liable for contribution with respect to any action or claim settled without its consent.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 10, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 10 or otherwise.  For purposes of this Section 10, each person, if any, who controls a party to this Agreement within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as that party to this Placement Agreement.

11.

MISCELLANEOUS

(a)

The agreements set forth in this Agreement have been made and are made solely for the benefit of the Company, the Placement Agent, and the respective affiliates, heirs, personal representatives and permitted successors and assigns thereof, and except as expressly provided herein nothing expressed or mentioned herein is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any representation, warranty or agreement herein contained.  The term “successors and assigns” as used herein shall not include any purchaser of any Securities merely because of such purchase.

(b)

Neither party will be liable to the other by reason of any failure in performances of this Agreement if the failure arises out of the unavailability of third party communication facilities or energy sources or acts of God, acts of governmental authority, fires, strikes, delays in transportation, riots or war, or any cause beyond the reasonable control of such party.

(c)

Any notice or other communication required or appropriate under the provisions of this Agreement shall be given in writing (and may be delivered by facsimile transmission, with confirmation of receipt) addressed as follows: (i) if to the Company, to 2231 Distribution Circle, Silver spring, Maryland 20910 Attn.: Fernando O Leonzo, President and Chief Executive Officer with a copy to Gersten Savage, LLP, 600 Lexington Avenue, 9th Floor, New York, NY 10022, Attn: Peter J. Gennuso, Esq. and (ii) if to the Placement Agent, Kerns, Suslow Securities, Inc., 50 Broad Street, Suite 1600, New York, New York 10004 Attn: David Gorman; with a copy to Lehman & Eilen LLP, Mission Bay Office Plaza, Suite 300, 20283 State Road 7, Boca Raton, Florida 33498, Attention: Hank Gracin, Esq., or at such other address as any party may designate to the others in accordance with this Section 11(c).

(d)

This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions thereof (other than Section 5-1401 of the New York General Obligations Law).

(e)

Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York.  The parties hereto hereby: (i) waives any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.  The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(f)

This Agreement constitutes the entire agreement between the parties hereto with respect to the Placement and supercedes any and all prior agreements, and may be amended or modified only by a duly authorized writing signed by such parties.  This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute a single instrument.

(g)

No Fiduciary Relationship.  The Company acknowledges and agrees that: (i) the sale and issuance of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the  Company and the Placement Agent; (ii) in connection therewith and with the process leading to the Offering, the Placement Agent is acting solely as a principal and not the agent or fiduciary of the  Company; (iii) the Placement Agent has not assumed an advisory or fiduciary responsibility in favor of the Company or any subscriber or investor with respect to the Offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Securities; and (iv) the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering.

(h)

The Company and the Placement Agent each represents and warrants to the other that (a) there are no claims for services in the nature of a finder's fee with respect to the proposed Placement (and each shall indemnify the other if any person claims any such fee based upon a purported agreement with either party whereby the other party hereto is held liable for any such fee; and each party shall compensate its own personnel who may have acted in such capacities as it determines) and (b) consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms, provisions or conditions of any agreement to which it is a party. Moreover, the Placement Agent is not presently under any review, investigation and/or indictment by any regulatory agency that would prevent the Placement Agent from acting as the Placement Agent for the proposed Offering.

This Placement Agency Agreement is executed and shall be effective as of the date written above.

Very truly yours,

KERN, SUSLOW SECURITIES, INC.

By:	/s/
Name:	Chief Executive Officer
Title:

ACCEPTED AND AGREED TO:

PRESTO FOOD & BEVERAGE, INC.

By:	/s/
Name:	Fernando O. Leonzo Chief Executive Officer
Title: